Non-current Financial Assets at Fair Value Through Other Comprehensive Income - Summary Amounts recognized in other comprehensive income in relation to the financial assets at fair value through other comprehensive income (Detail)
$ in Thousands, $ in Thousands
12 Months Ended
	Dec. 31, 2020 TWD ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 TWD ($)	Dec. 31, 2018 TWD ($)
Financial assets at fair value through other comprehensive income [abstract]
Foreign unlisted stocks	$ 140,199	$ 4,993	$ (52,549)	$ 85,022